SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: April 28, 2003

AMERIGROUP CORPORATION

Delaware	54-1739323
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

4425 Corporation Lane

Virginia Beach, VA 23462

(757) 490-6900

www.amerigroupcorp.com

Item 7.    Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press Release, dated April 28, 2003 by AMERIGROUP Corporation (the “Company”).

Item 9.	Regulation FD Disclosure. (Intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.)

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of a press release issued on April 28, 2003 containing financial information for the Company for the quarterly period ended March 31, 2003.

In accordance with interim guidance issued by the Securities and Exchange Commission on March 27, 2003 in Release No. 33-8216, the information in this Current Report on Form 8-K (including the exhibit hereto), which the Company intends to furnish under Item 12, is being furnished under Item 9.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGROUP Corporation

Date:    April 28, 2003

By:    /s/  Scott M. Tabakin

Name:    Scott M. Tabakin

Title:      Senior Vice President and

                      Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated April 28, 2003 by AMERIGROUP Corporation.